As filed with the U.S. Securities and Exchange Commission on November 20, 2020

Registration Nos. 033-32813

811-06025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

Registration Statement

Under

the Securities Act of 1933	☐
Pre-Effective Amendment No.	☒
Post-Effective Amendment No. 7
Registration Statement Under
the Investment Company Act of 1940	☒
Amendment No. 100

Metropolitan Life Separate Account UL

(Exact Name of Registrant)

Metropolitan Life Insurance Company

(Name of Depositor)

200 Park Avenue

New York, NY 10166

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (212) 578-9500

Stephen Gauster, Esq.

Executive Vice President and General Counsel

Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(Name and Address of Agent for Service)

Copy to:

W. Thomas Conner, Esquire

Vedder Price P.C.

1401 I Street, N.W.

Suite 1100

Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

UL II

Flexible Premium

Multifunded Life Insurance Policies

Issued by

Metropolitan Life Separate Account UL of

Metropolitan Life Insurance Company

April/May, 2021

This prospectus describes individual flexible premium variable life insurance policies (the “Policies”) issued by Metropolitan Life Insurance Company (“Metropolitan Life,” the “Company,” “we,” “us” or “our”). The Policies are no longer offered for sale.

Policy owners (“Policy owner,” “you,” “your” or “yours”) allocate net premiums to and may transfer cash value among the available investment divisions of the Metropolitan Life Separate Account UL. Each available investment division, in turn, invests in the shares of one of the following portfolios (“Portfolios”):

AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 2)

American Funds Bond Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST) (CLASS A)

Brighthouse Asset Allocation 100 Portfolio (formerly Metropolitan Life Asset Allocation 100 Portfolio)

Brighthouse/Wellington Large Cap Research Portfolio (formerly Met/Wellington Large Cap Research Portfolio)

Clarion Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

Loomis Sayles Growth Portfolio

MFS(R) Research International Portfolio

Morgan Stanley Discovery Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Victory Sycamore Mid Cap Value Portfolio

BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) (CLASS A)

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse Asset Allocation 20 Portfolio (formerly Metropolitan Life Asset Allocation 20 Portfolio)

Brighthouse Asset Allocation 40 Portfolio (formerly Metropolitan Life Asset Allocation 40 Portfolio)

Brighthouse Asset Allocation 60 Portfolio (formerly Metropolitan Life Asset Allocation 60 Portfolio)

Brighthouse Asset Allocation 80 Portfolio (formerly Metropolitan Life Asset Allocation 80 Portfolio)

Brighthouse/Artisan Mid Cap Value Portfolio (formerly Met/Artisan Mid Cap Value Portfolio)

Brighthouse/Wellington Balanced Portfolio (formerly Met/Wellington Balanced Portfolio)

Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly Met/Wellington Core Equity Opportunities Portfolio)

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Metropolitan Life Aggregate Bond Index Portfolio (formerly Barclays Aggregate Bond Index Portfolio)

Metropolitan Life Mid Cap Stock Index Portfolio

Metropolitan Life MSCI EAFE(R) Index Portfolio (formerly MSCI EAFE(R) Index Portfolio)

Metropolitan Life Russell 2000(R) Index Portfolio (formerly Russell 2000(R) Index Portfolio)

Metropolitan Life Stock Index Portfolio

MFS(R) Total Return Portfolio

MFS(R) Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1- 800-638-5000.

You may also allocate net Premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals. Fixed Account performance was paid until 20 days after the application of your initial premium payment to the Policy. Thereafter, the Policy’s cash value was invested according to your instructions.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these Policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

We do not guarantee how any of the investment divisions or Portfolios will perform. The Policies and the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Designated Office.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Designated Office if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

(continued)

GLOSSARY

Age—The age in full years of the insured at issue of the Policy plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.

Base Administration Charge—The portion of the first year monthly administration charge which is determined by the Age of the insured under a Policy and not by the specified face amount.

Beneficiary—The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

Cash Surrender Value—The cash value less any indebtedness and any applicable surrender charge (computed from the tables set forth under “Surrender Charge” on page A-__) and, if the Policy is surrendered in the first Policy year, less the Base Administration Charge for each full Policy month remaining to the end of the first Policy year.

Cash Value—The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

Date of Policy—The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Date of Policy.

Date of Receipt—the date that Premium payments and communications will be deemed to be received at the Designated Office.

Designated Office—The office designated for receipt of owner communications and requests as shown below in “Payment and Allocation of Premiums—Receipt of Communications and Payments at Metropolitan Life’s Designated Office.”. You will be provided with information on the designated office to use for various transactions.

Final Date—The Policy anniversary on which the insured is age 95.

Fixed Account—An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

Fund—an underlying mutual fund in which the Separate Account assets are invested.

General Account—The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.

Guideline Annual Premium—The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

Indebtedness—The total of any unpaid Policy loan and loan interest.

Insured—The person upon whose life the Policy is issued.

Investment Start Date—The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

Investment division—A subinvestment division of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

Loan Value—The maximum amount that may be borrowed under the Policy. The loan value equals the Policy’s cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy’s cash surrender value less the monthly deductions to the end of the Policy year, if greater).

Minimum Initial Specified Face Amount—The minimum specified face amount of insurance for which a Policy could have been issued. The amount is $100,000 for insureds in the preferred rate class and $50,000 for all other insureds.

Monthly Anniversary—The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

Monthly Deduction—Charges deducted monthly from the cash value of a Policy and that include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges.

Planned Periodic Premium—The Policy owner’s self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner was not required to follow this schedule after the first two Policy years unless the guaranteed minimum death benefit rider is in effect.

Policy—The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

Policy Loan Account—An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

Policy Month—The month beginning on the monthly anniversary.

Policy owner (“Owner”)—The person so designated in the application or as subsequently changed.

Portfolio—A portfolio represents a different class (or series) of stock of an underlying mutual fund in which the Separate Account assets are invested.

Separate Account—Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

Specified Face Amount—The amount set forth on the face of the Policy.

Target Premium—The estimated annual amount that would keep a Policy in force to maturity based on the insured’s attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest.

Valuation Date—Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund’s portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

Valuation Period—The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see “The Fixed Account”).

KEY INFORMATION

Important Information You Should Consider About the Policy

An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges Early Withdrawal

A surrender charge will be deducted from the cash value if the Policy is surrendered or terminated after a grace period during the first fifteen (15) Policy years. A surrender charge will also be deducted upon surrender or termination of a Policy during the first fifteen (15) Policy years after an increase in the specified face amount of a Policy. In each case, the amount of the surrender charge is based on a charge per thousand dollars of specified face amount of the Policy.

The maximum surrender charge is $40.00 per thousand dollars of specified face amount. For example, the maximum surrender charge during the first year after issue (or a specified face amount increase), assuming an initial face amount (or subsequent specified face amount increase) of $100,000, is $300 to $4,000.

“Charges and Deductions – Surrender Charge”

Transaction Charges	In addition to surrender charges, you also may be charged for other transactions (such as when you make a premium payment or transfer cash value between investment options).	“Charges and Deductions”

Ongoing Fees and Expenses (monthly and annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and risk classification). There is also a monthly administration fee. Please refer to the specifications page of your Policy for applicable rates.	“Charges and Deductions – Monthly Deduction from Cash Value”

There is also a mortality and expense risk charge deducted from the Separate Account. The charge is made daily against the Separate Account The amount of the charge is equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

“Charges and Deductions – Charges Against the Separate Account”

You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:

ANNUAL FEE	MIN.	MAX.
Investment options (Portfolio fees and charges)%			%[2]

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.	“Principal Risks of the Policy”

Not a Short-Term Investment	The Policies are designed to provide lifetime insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you may also pay surrender charges when surrendering the Policy.	“Principal Risks of the Policy”

Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the Portfolios before making an investment decision.	“Principal Risks of the Policy”

Insurance Company Risks	Any obligations, guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request from 1-800-638-5000.	“The Company, the Separate Account and the Portfolios -The Company”

Policy Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	“Principal Risks of the Policy”

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investment Options

At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account. Policy owners may transfer cash value between and among the investment divisions and the Fixed Account. Metropolitan Life reserves the right to limit transfers to four (4) per Policy year and to impose a charge of $25 per transfer. The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.

“Payment and Allocation of Premiums—Cash Value Transfers”

Optional Benefits	Optional benefits were available to be elected at Policy issue only.	“Policy Benefits – Optional Insurance Benefits”

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences

“Federal Tax Matters”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Policy.	“Distributing the Policies”

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.	“Distributing the Policies”

OVERVIEW OF THE POLICY

Purpose of the Policy

The Policy is designed to provide lifetime insurance coverage on the insured(s) named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance policy.

Payment of Premiums

A Policy owner has considerable flexibility concerning the amount and frequency of premium payments. The Policy owner elected in the application when the Policy was first purchased to pay premiums annually or on a monthly “check-o-matic” (or payroll deduction plan if provided by the employer of the Policy owner) or semi-annual basis, which is the planned periodic premium schedule. The schedule will provide for a premium payment of a level amount determined by the Policy owner at fixed intervals over a specified period of time. A Policy owner need not adhere to the planned periodic premium payment schedule. Instead, a Policy owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Policy owner may be required to make an unscheduled premium payment in order to keep the Policy in force.

Features of the Policy

The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility is connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.

FEE TABLES

The following tables describe the fees and expenses that a Policy owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy owner will pay when making premium payments, transferring cash value among investment divisions and the Fixed Account, or surrendering the Policy.

Transaction Fees

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Premium Expense Charges
Sales Charge	On payment of premium	2.00% of premiums paid	2.00% of each premium paid
State Premium Tax Charge	On payment of premium	2.0% in all Policy years	2.0% in all Policy years

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Surrender Charge[1]	On surrender or termination of the Policy in the first fifteen (15) Policy years (and, with respect to a face amount increase, in the first fifteen (15) Policy years after the increase)
Minimum and Maximum Charge	Monthly	In Policy year 1, $3.00 to $40.00 per $1,000 of specified face amount	In Policy year 1, $3.00 to $40.00 per $1,000 of specified face amount
Charge in the first Policy year for a Representative Insured[2]	Monthly	$1.47 per $1,000 of specified face amount	$1.47 per $1,000 of specified face amount
Transfer Charge[3]	On transfer of cash value among the investment divisions and between the investment divisions and the Fixed Account	Not currently charged	$25 for each transfer

[1]

The amount of the surrender charge is based on a charge per thousand dollars of specified face amount that varies with the age of the insured at the time of the issue of the Policy or of the increase in the specified face amount and the death benefit option chosen at the time of issue or increase. The Surrender Charge remains level for one to five Policy years, and declines on an annual basis until it reaches zero in the sixteenth Policy year.

[2]	The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000, who has chosen Death Benefit Option A.
[3]	The Portfolios in which the investment divisions invest may impose a redemption fee on shares held for a relatively short period.

The next table describes the fees and expenses that a Policy owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

Periodic Charges other than Annual Portfolio Expenses

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Cost of Term Insurance[4]
Minimum and Maximum Charge	Monthly	$0.021 to $37.619 per $1,000 of term insurance amount	$0.057 to $41.511 per $1,000 of term insurance amount
Charge in the first Policy year for a Representative Insured[5]	Monthly	$ 0.059 per $1,000 of term insurance amount	$.0.181 per $1,000 of term insurance amount
Administration Charge (after the first Policy year)[6]
Specified face amount less than $100,000	Monthly	$9	$9
Specified face amount between 100,000 and $249,999	Monthly	$7	$7
Specified face amount of $250,000 or more	Monthly	$5	$5
Mortality and Expense Risk Charge (annual rate imposed on cash value in the Separate Account)	Daily	.90%	.90%

[4]

Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a)the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

[5]	The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000.
[6]

As noted, the Policies are no longer offered. During the first Policy year, there was a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the Policy. The Base Administration Charge was equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Charge for Income Taxes	As incurred	Not currently charged	N/A
Loan Interest Spread[7]	Annually (or on loan termination, if earlier)	2% of loan collateral	2% of loan collateral

Charges for Optional Insurance Benefits (Riders):

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Disability Waiver Benefit[8]
Minimum and Maximum Charge	Monthly	$0.010 to $0.38_ per $1,000 of term insurance amount	$0.02 to $0.45 per $1,000 of term insurance amount
		Children’s Term Insurance[9]: 0.020 per $1,000 of child face amount	Children’s Term Insurance[9]: 0.030 per $1,000 of child face amount
		Spousal Term Insurance[9]: $0.01 to $0.38 per $1,000 of spousal face amount	Spousal Term Insurance[9]: $0.02 to $0.45 per $1,000 of spousal face amount

[7]

The loan interest spread is the difference between the interest rates we charge on Policy loans and the interest earned on cash value we hold as security for the loan (“loan collateral”). We currently charge interest on Policy loans at an effective rate of 8.00% per year. Loan collateral currently earns interest at an effective rate of not less than 6.00% per year.

[8]

This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all future monthly deductions will be waived as they fall due.

[9]

The disability waiver benefit was not available for all Policies with respect to the Children’s Term Insurance benefit or the Spousal Term Insurance benefit. Please check your Policy to see if the disability benefit waiver was available under your Policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Charge for a Representative Insured[10]	Monthly	$0.020 per $1,000 of term insurance amount	$0.030 per $1,000 of term insurance amount
		Children’s Term Insurance[9]: 0.020 per $1,000 of child face amount	Children’s Term Insurance[9]: 0.020 per $1,000 of child face amount
		Spousal Term Insurance[9,15] : $0.010 per $1,000 of spousal face amount	Spousal Term Insurance[9,15]: $0.020 per $1,000 of spousal face amount
Accidental Death Benefit[11]
Minimum and Maximum Charge	Monthly	$0.043 to 0.074 per $1,000 of Accidental Death Benefit Face Amount	$0.070 to 0.120 per $1,000 of Accidental Death Benefit Face Amount
Charge in the first Policy year for a Representative insured[12]	Monthly	$0.043 of Accidental Death Benefit Face Amount	$0.070 per $1,000 of Accidental Death Benefit Face Amount

[10]

The Representative Insured for the base Disability Waiver benefit is a male, age 35 in the preferred nonsmoker risk class. The representative insured for the Spousal Disability Waiver benefit is a female, age 32 in the preferred nonsmoker risk class.

[11]

This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier.

[12]	The Representative Insured is male, age 35 in the preferred nonsmoker risk class

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deductible
Children’s Term Insurance Benefit[13]
Minimum and Maximum Charge for all insureds	Monthly	$0.350 per $1,000 of Children’s term insurance face amount	$0.600 per $1,000 of Children’s term insurance face amount
Spouse Term Insurance Benefit[14]
Minimum and Maximum Charge	Monthly	$0.082 to 3.048 per $1,000 of Spousal Term Insurance Face Amount	$0.155 to 3.272 per $1,000 of Spousal Term Insurance Face Amount
Charge in the first Policy year for a Representative Insured[15]	Monthly	$0.090 per $1,000 of Spousal Term Insurance Face Amount	$0.202 per $1,000 of Spousal Term Insurance Amount
Accelerated Death Benefit[16]	N/A	No charge	No charge

Annual Portfolio Expenses

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A.

Annual Operating Expenses (as a percentage of average net assets)
Minimum and Maximum Total Annual Portfolio Operating Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)%		%

[13]

This rider provides term insurance on each insured child payable to the child’s beneficiary if an insured child dies before the end of coverage on that child (generally at the child’s twenty-fifth birthday).

[14]	This rider provides term insurance on the life of the spouse payable to the spouse’s beneficiary if the spouse dies prior to age 65 while the rider is in effect.
[15]	The Representative Insured is a female, age 32 in the preferred nonsmoker risk class.
[16]

This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live.

PRINCIPAL RISKS OF THE POLICY

Investment Risk. If you invest your Policy’s cash value in one or more of the investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy’s cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first fifteen (15) Policy years (or within the first fifteen (15) Policy years following a face amount increase), you will be subject to a Surrender Charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

Risk of Lapse. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. If your Policy lapses, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

Tax Risks. We anticipate that the Policy should be deemed to be a life insurance policy under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance policy under Federal tax law, increases in the Policy’s cash value will be taxed currently.

Even if your Policy is treated as a life insurance policy for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy owner is under age 591/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. However, different rules apply in the first fifteen Policy years, as distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Federal Tax Matters.” You should consult a qualified tax adviser for assistance in all Policy- related tax matters.

Loan Risks. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the investment divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the investment divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy’s cash value, any remaining cash value may be insufficient to pay the income tax due.

Limitations on Access to Cash Value. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $250 and not more than the cash surrender value less two monthly deductions.

Limitations on Transfers. We may limit transfers to four per Policy year and may limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted may adopt procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund’s prospectus for more details.

Policy Charge and Expense Increase. We have the right to increase certain Policy charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

Other Matters. The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Metropolitan Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

Risks of the Portfolios. A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. There is no assurance that any of the Portfolios will achieve its stated investment objective.

THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Company

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $ billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. Metropolitan Life was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of Metropolitan Life, Inc. We are obligated to pay all benefits under the Policies.

The Separate Account

Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy’s cash value in the Separate Account. The amount of the death benefit that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. Metropolitan Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

The Portfolios

Each investment division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds or “Trusts” that offer the Portfolios are the American Funds Insurance Series®, Brighthouse Funds Trust I, and Brighthouse Funds Trust II. Each of these Trusts has an investment adviser responsible for overall management of each Portfolio available in the Trust. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

The name, type (investment objective), adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A.

For more information regarding the Portfolios and their investment advisers and subadvisers, see the Portfolio prospectuses and their Statements of Additional Information, which you can obtain by calling 1- 800-638-5000.

The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

Share Classes of the Portfolios

The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series, we offer Class 2 shares only; for Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.

Certain Payments We Receive with Regard to the Portfolios

An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, Metropolitan Life, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where Metropolitan Life, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, Metropolitan Life, Inc. sold Brighthouse Financial, Inc. common stock in exchange for Metropolitan Life, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2019, Metropolitan Life, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by Metropolitan Life held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates. As of December 31, 2020, approximately    % of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (See “Distribution of the Policies.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor Metropolitan Life Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.

For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

Selection of the Portfolios

We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above.

In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.

Voting Rights

We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy owner, the right to instruct us how to vote the shares that are attributable to your Policy.

We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that investment division for all Policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy owners may control the outcome of a vote.

We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an investment division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy owners will include a summary of that action and the reasons for it.

Rights Reserved by Metropolitan Life

We and our affiliates may change the voting procedures and vote Portfolio shares without Policy owner instructions, if the securities laws change. We also reserve the right: (1) to add investment divisions; (2) to combine investment divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an investment divisions to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one investment division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

POLICY BENEFITS

The discussion below assumes that no riders under the Policy are in effect. See Appendix B for a discussion of how certain riders can affect benefits under the Policy.

Standard Death Benefits

As long as the Policy remains in force (see “Policy Termination and Reinstatement—Termination” ), Metropolitan Life will, upon due proof of the insured’s death, pay the insurance proceeds of the Policy to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see “Optional Income Plans”).

The insurance proceeds are: the death benefit provided under Option A or Option B, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the insured’s life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

Payment of Insurance Proceeds

The beneficiary can receive the death benefit in a single sum or under various income plans described in the Appendix B of this prospectus. You may make this choice during the insured’s lifetime. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the Total Control Account (see below). If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

Unless otherwise requested, the Policy’s death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property investment division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See “Receipt of Communications and Payments at Metropolitan Life’s Designated Office.”)

Death Benefit Options

The Policy provides two death benefit options: Option A and Option B, as described below. The Policy owner designates the desired option in the application and can change the option by written request (see “Change in Death Benefit Option”).

Option A—The death benefit is equal to the specified face amount of insurance.

Option B—The death benefit is equal to the specified face amount of insurance plus the cash value.

Minimum Death Benefit—Under either Option A or Option B, there is a minimum death benefit equal to the greater of (1) the death benefit option chosen and (2) a percentage of the cash value as set forth in the table below. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance policy and that the insurance proceeds will be excluded from the gross income of the beneficiary.

TABLE

Age of Insured on Date of Death	Percentage of Cash Value	Age of Insured on Date of Death	Percentage of Cash Value
40 and less:	250%	70:	115%
45:	215%	75:	105%
50:	185%	80:	105%
55:	150%	85:	105%
60:	130%	90:	105%
65:	120%	95:	100%

For the ages not listed, the progression between the listed ages is linear.

Both Option A and Option B provide insurance protection as well as possible build-up of cash value. Under Option A, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the cash value changes.

For any specified face amount, the amount of the death benefit will be greater under Option B than under Option A, since the cash value is added to the specified face amount and included in the death benefit under Option B but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see “Charges and Deductions—Cost of Term Insurance”) will be greater, and thus the accumulation of cash value will be lower, under Option B than under Option A, assuming the same specified face amount and the same actual premiums paid.

Illustration of Option A. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period (see “Policy Termination and Reinstatement—Termination”).

Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 specified face amount. Each additional dollar of cash value above $40,000 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. Thus, a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% x $50,000); a cash value of $60,000 will yield a death benefit of $150,000 (250% X $60,000); and a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).

Similarly, so long as cash value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. If at any time, however, the cash value multiplied by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

Illustration of Option B. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period.

Under Option B, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,666.67, the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. A Policy with a cash value of $75,000 will therefore have a death benefit of $187,500 (250% x $75,000); a cash value of $85,000 will yield a death benefit of $212,500 (250% x $85,000); a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000).

Similarly, any time cash value exceeds $66,666.67, each dollar taken out of cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. Whenever cash value is less than $66,666.67 each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

If the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy (see “Decreases” and “Increases” below). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see “Premiums—Premium Limitations” ). For purposes of determining the cost of term insurance charge (see “Charges and Deductions—Cost of Term Insurance”; “Cost of Term Insurance Rate”; and “Rate Class”), a decrease in the specified face amount will reduce the specified face amount in the following order (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. The minimum amount of an increase is $5,000. Any such change will require that additional evidence of insurability be submitted to Metropolitan Life and will be subject to a one-time underwriting charge at a rate of $5.00 for each $1,000 of specified face amount increase. For example, if the specified face amount increase amounted to $25,500, the charge would be $127.50. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy’s cash value in the Fixed Account and the Policy’s cash value in each investment division bear to the Policy’s total cash value (except for the cash value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the “Pro Rata Basis”).

Effect of Changes in Specified Face Amount on Charges. A change in the specified face amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy owner’s cost of term insurance charge and the monthly administration charge (see “Charges and Deductions—Cost of Term Insurance,” “Cost of Term Insurance Rate,” “Rate Class,” and “Monthly Policy Charges”). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy’s status as a modified endowment Policy for tax purposes (see “Federal Tax Matters”). Finally, an increase in the specified face amount can result in additional surrender charges (see “Charges and Deductions—Surrender Charge”).

Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time after the second Policy year while the insured is alive by sending a written request for change to the Designated Office. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options will not require evidence of insurability satisfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

If the death benefit option is changed from Option B to Option A, the specified face amount will be increased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respectively, reduce or increase the term insurance amount under Option A (see “Charges and Deductions—Cost of Term Insurance”).

If the death benefit option is changed from Option A to Option B, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. This change may not be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. As with a change from Option B to Option A, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see “Charges and Deductions—Cost of Term Insurance” ). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see “Premiums—Premium Limitations” ).

Under both Option A and Option B, cost of term insurance rates generally increase as the insured’s age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

A change in the death benefit option may also affect the monthly administration charge (see “Charges and Deductions—Monthly Policy Charges” ).

Cash Value

The total cash value of a Policy at any time is the sum of the Policy’s cash values in the Fixed Account (see “The Fixed Account” ), the Policy Loan Account (see “Policy Rights—Loan Privileges” ), and the investment divisions of the Separate Account at such time. The Policy’s cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see “Separate Account Net Investment Return,” ). There is no guaranteed minimum cash value in the Separate Account.

Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy’s cash value in an investment division was equal to the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy’s cash value in that investment division (see “Payment and Allocation of Premiums—Allocation of Premiums and Cash Value” ). Thereafter, on each Valuation Date, the Policy’s cash value in an investment division of the Separate Account equals:

(1)	The cumulative net premium payments allocated to the investment division; plus

(2)

All cash values transferred to the investment division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another investment division; minus

(3)	Any cash value transferred from the investment division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another investment division; minus

(4)	Any partial cash withdrawal from the investment division; minus

(5)	The portion of the cumulative monthly deductions allocated to the Policy’s cash value in the investment division (see “Charges and Deductions—Monthly Deduction from Cash Value,”); minus

(6)	The portion of any transfer charge allocated to the Policy’s cash value in the investment division (see “Charges and Deductions—Transfer Charge” ); plus

(7)	The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

The Policy’s total cash value in the Separate Account equals the sum of the Policy’s cash value in each investment division.

Separate Account Net Investment Return. A Separate Account investment division’s net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

Each Separate Account investment division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account’s charge for mortality and expense risks (equivalent to .90% on an annual basis) and (2) a charge for Metropolitan Life’s taxes, if any such tax charge becomes necessary in the future (see “Charges and Deductions—Charges Against the Separate Account” The investment division’s gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division’s net investment return may be either positive or negative during a Valuation Period.

Index of Investment Experience. The index of investment experience measures changes in each investment division’s investment experience during a Valuation Period. Each investment division has its own distinct index.

In determining an investment division’s index for a Valuation Period, the index for the preceding Valuation Period is multiplied by the net investment return of the investment division for the current period. As indicated in “Calculation of Separate Account Cash Value” , other factors in addition to investment experience affect the cash value and death benefit of a particular Policy. Thus, the index of investment experience for each investment division does not reflect charges against premiums and cost of term insurance and monthly Policy charges. See “Charges and Deductions—Premium Expense Charges” and “Monthly Deduction from Cash Value” . Also, the index of investment experience is based on historical information and does not represent what may happen in the future.

Benefit at Final Date

If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebtedness (see “Policy Benefits—Cash Value”). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see “Federal Tax Matters”).

Optional Income Plans

During the insured’s lifetime, the Policy owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see Appendix B . These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured’s death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

Optional Insurance Benefits

In addition to the standard death benefit provided by this Policy and subject to certain requirements, the Policy may provide one or more of the optional insurance benefits by rider. The following table briefly summarizes information about those benefits, subject to the terms and conditions of the rider. Information about the fees associated with each benefit included in the table may be found in the Fee Table. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see “Charges and Deductions—Monthly Deduction From Cash Value”). See Appendix B, for a general discussion of each optional insurance benefits.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Disability Waiver Benefit.	This rider waives the entire monthly deduction if the insured is disabled.	Optional	The rider may be elected on any Policy anniversary.

Accidental Death Benefit.	This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier.	Optional	The rider may be elected on any Policy anniversary.

Children’s Term Insurance Benefit.	This rider provides term insurance on each insured child payable the child’s beneficiary if an insured child dies before the end of coverage on that child (generally at the child’s twenty-fifth birthday).	Optional	The rider may be elected on any Policy anniversary.

Spouse Term Insurance Benefit.	This rider provides term insurance on the life of the spouse payable the spouse’s beneficiary if the spouse dies prior to age 65 while the rider is in effect.	Optional	The rider may be elected on any Policy anniversary.

Accelerated Death Benefit.	This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live.	Optional	The rider may be elected on any Policy anniversary.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a Policy were required to complete an application which was sent to the Designated Office. To have issued a Policy, specified face amount was required to be at least equal to the Minimum Initial Specified Face Amount. Policies were generally issued only to insureds 80 years of age or under who supplied evidence of insurability satisfactory to Metropolitan Life. Metropolitan Life, however, at its sole discretion, could have issued a Policy to an individual above the age of 80. Acceptance was subject to Metropolitan Life’s underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law.

The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy was delivered. The Date of Policy will ordinarily be the date the application was approved. Within limits, Metropolitan Life could have established an earlier Date of Policy (but no earlier than the date the application was completed) if desired to preserve a younger age at issue for the insured. Individuals could also have requested that the Date of Policy be the date the application is completed if a payment of at least $2,500.00 was received with the application. In these instances, the Policy owner would have incurred a charge for insurance protection prior to the time that insurance coverage under the Policy was in force (except under any temporary insurance agreement described below). However, an earlier Date of Policy had the potential advantage, to the Policy owner, of an earlier Investment Start Date if a payment was received with the application. In the case of certain payroll deduction plans or other automatic investment plans, the Date of Policy could have been earlier or later than the date the first premium payment was received, pursuant to established administrative rules.

If a premium payment equivalent to at least one “check-o-matic” payment was received with the application, and there had been no material misrepresentation in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no additional charge, started as of the date the application was completed and continued for a maximum of 90 days. However, if a medical examination of a person to be insured was initially required by the underwriting rules of Metropolitan Life, coverage on that person did not start until completion of the examination. If it was not completed within 90 days from the date of the application, there was be no coverage, except that, if the person to be insured died from an accident within 30 days from the date of the application and before the examination was completed, temporary insurance was in effect if it had not already ended under the terms of the temporary insurance agreement. In no event was death benefit be provided under the temporary insurance agreement if death was by suicide.

Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see “Allocation of Premiums and Cash Value” ). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy was received at the Designated Office.

Except as otherwise provided in any temporary insurance agreement, there was no insurance coverage under a Policy unless at the time the Policy was delivered the insured’s health was the same as stated in the application and, in most states, the insured had not sought medical advice or treatment subsequent to the date of the application.

Premiums

Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. During the first two Policy years, premium payments must be at least equal to a minimum allowable planned premium schedule. After the first two Policy years, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

MOREOVER, THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE AFTER THE FIRST TWO POLICY YEARS. Instead, the duration of the Policy after the first two Policy years depends upon the Policy’s cash surrender value (see “Policy Termination and Reinstatement—Termination”).

The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi- annually, or monthly through “check-o-matic” payments. Monthly “check-o-matic” payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly planned periodic premiums through various payroll deduction plans if provided by the employer of the Policy owner.

Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

Premium Limitations. During the first two Policy years, premium payments by a Policy owner must at least equal the minimum allowable planned premium for the particular Policy or the Policy will terminate after a grace period commencing on a monthly anniversary when the total premiums paid as of that date are not at least equal to the minimum premiums required as of that date and the cash surrender value is insufficient to pay the monthly deduction on that date. The minimum allowable planned premium is equal to the then current annual target premium for the Policy.

Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

There may be cases where the total of all premiums paid could cause the Policy to be classified as a modified endowment Policy (see “Federal Tax Matters” ). The annual statement sent to each Policy owner will include information regarding the modified endowment Policy status of a Policy. In cases where a Policy is not an irrevocable modified endowment Policy, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment Policy status of the Policy.

Every planned premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a “check-o-matic” or other pre-authorized transfer basis. Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be refunded to the Policy owner.

Allocation of Premiums and Cash Value

Net Premiums. The net premium equals the premium paid less premium expense charges (see “Charges and Deductions—Premium Expense Charges” ).

Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated Office. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

The Policy’s cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

Cash Value Transfers

Policy owners may transfer cash value between and among the investment divisions and the Fixed Account. Metropolitan Life reserves the right to limit transfers to four (4) per Policy year and to impose a charge of $25 per transfer. Currently Metropolitan Life does not limit the number of transfers per Policy year or impose a charge on transfers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an investment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. All transfer requests made at the same time are treated as a single request. The transfer is effective as of the date the transfer request is received, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See “Receipt of Communications and Payments at Metropolitan Life’s Designated Office.”) For special rules regarding transfers involving the Fixed Account, see “The Fixed Account”.

Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

Metropolitan Life has policies and procedures that attempt to detect and deter frequent transfers in situations where it is determined that there is a potential for arbitrage trading. Currently, Metropolitan Life believes that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, all American Funds Insurance Series portfolios (“American Funds portfolios”) are treated as Monitored Portfolios. The following Portfolios are monitored:

Baillie Gifford International Stock

Portfolio

Clarion Global Real Estate Portfolio

Harris Oakmark International

Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth

Portfolio

Loomis Sayles Small Cap Core

Portfolio

Loomis Sayles Small Cap Growth

Portfolio

MetLife MSCI EAFE® Index

Portfolio

MetLife Russell 2000® Index

Portfolio

MFS® Research International

Portfolio

Neuberger Berman Genesis

Portfolio

T. Rowe Price Small Cap Growth

Portfolio

Western Asset Management

Strategic Bond Opportunities

Portfolio

Metropolitan Life employs various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, transfer activity is currently monitored to determine if, for each category of international, small- cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. Metropolitan Life does not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their Portfolios available in Metropolitan Life’s products, American Funds requires that all American Funds Portfolios be treated as Monitored Portfolios under current frequent transfer policies and procedures. Further, American Funds requires that additional specified monitoring criteria be imposed for all American Funds Portfolios available under the Policy, regardless of the potential for arbitrage trading. Metropolitan Life is required to monitor transfer activity in American Funds Portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also, will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Metropolitan Life’s policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when Metropolitan Life detects transfer activity in the Monitored Portfolios that exceeds current transfer limits, future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy are required to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when Metropolitan Life monitors the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that Metropolitan Life believes are susceptible to arbitrage trading or the determination of the transfer limits. Metropolitan Life’s ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as the ability to predict strategies employed by Policy owners to avoid such detection. The ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that Metropolitan Life will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. Metropolitan Life does not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy owner to engage in frequent transfers; Metropolitan Life applies its policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and Metropolitan Life reserves the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which Metropolitan Life reserves the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that Metropolitan Life has adopted. Although Metropolitan Life may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, Metropolitan Life has entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates Metropolitan Life to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, Metropolitan Life reserves the right to modify or terminate the transfer privilege at any time. Metropolitan Life also reserves the right to defer or restrict the transfer privilege at any time that shares of any of the Portfolios are unable to be purchased or sold, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy owner). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. Metropolitan Life does not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to Metropolitan Life’s attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy owners by a third party such as an investment adviser. When Metropolitan Life detects such large trades, it may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

In addition to the foregoing, Policy owners’ right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy owners with interests in the investment divisions is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that are considered to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the investment divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between investment divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.

Policy Termination and Reinstatement

Termination. If, during the first two Policy years, the cash surrender value on any monthly anniversary was insufficient to cover the monthly deduction and the total premiums paid as of such monthly anniversary were not equal to the minimum premiums required as of that date, Metropolitan Life notified the Policy owner and any assignee of record of that difference. Also, if, after the first two Policy years, the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In either case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. In the first two Policy years, the minimum necessary premium payment will be an amount equal to the difference between the total premiums previously paid and the minimum required premiums. After the first two Policy years, the minimum necessary payment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a sufficient payment within the grace period will result in termination of the Policy. In the first two Policy years after issue or after an increase in the specified face amount, any excess sales charges (see “Surrender Charge— Excess Sales Charge” ) will be returned to the Policy owner. Otherwise, a Policy terminates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.

Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see “Charges and Deductions—Premium Expense Charges” ), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termination because the cash value at termination was insufficient to pay such portion of the charge; (d) for terminations occurring in the two Policy years after issue or after an increase in the specified face amount, an amount equal to the excess, if any, of (i) the portion of the surrender charge applicable to the issue or the increase which would be payable (without regard to any excess sales charge limitations as described in “Surrender Charge—Excess Sales Charge” ) if the Policy were surrendered in the Policy year of reinstatement and as if the Policy had not been terminated earlier over (ii) the amount of the applicable surrender charge paid at termination; and (e) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of reinstatement. Metropolitan Life reserves the right to waive the interest due set forth in (e) above.

Notwithstanding the above, with respect to the reinstatement of a Policy that was terminated during the first two Policy years, Metropolitan Life accepted as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of reinstatement had no termination occurred; and (c) an amount that after the deduction of the premium expense charges would equal any amount previously refunded to the Policy owner as an Excess Sales Charge (see “Surrender Charge—Excess Sales Charge”), over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were applied. Metropolitan Life offers this alternative calculation of the premium required for reinstatement at present but reserves the right to modify or rescind this offer at its sole discretion.

Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium required above to reinstate the Policy.

The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. However, a Policy which was terminated and reinstated during the first two Policy years was subject to termination after a grace period when the cash surrender value was insufficient to pay a monthly deduction even if all minimum premiums required to be paid during the first two Policy years had been paid. A reinstated Policy is subject to a new two year period of contestability (see “Other Policy Provisions— Incontestability”).

Receipt of Communications and Payments at Metropolitan Life’s Designated Office

Metropolitan Life will treat a Policy owner’s request for a Policy transaction, or submission of a payment, as received by Metropolitan Life if a request conforming to our administrative procedures or a payment at our Designated Office is received before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason your request was not received by the close of regular trading on the New York Stock Exchange—even if due to Metropolitan Life’s delay (such as a delay in answering a Policy owner’s telephone call).

The Designated Office for Premium payments is printed on the billing statement mailed to Policy owners. If the owner does not have a billing statement, they may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether the Policy was purchased through a registered representative of Metropolitan Life’s former affiliates Metropolitan Life Securities, Inc. or New England Securities Corporation, or through another registered representative. If the Policy was purchased through a registered representative of Metropolitan Life Securities, Inc. or New England Securities Corporation, premium payments should be mailed to Metropolitan Life, P.O. Box 371351, Pittsburgh, PA 15250-7351. If a Policy owner’s representative was not registered with one of these two former affiliates, premium payments should be mailed to Metropolitan Life, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

Premium Payments:

Payment Inquiries and Correspondence	Metropolitan Life P.O. Box 354 Warwick, RI 02887-0354

Beneficiary and Ownership Changes	Metropolitan Life P.O. Box 313 Warwick, RI 02887-0313

Surrenders, Loans, Withdrawals and Investment division Transfers	Metropolitan Life P.O. Box 543 Warwick, RI 02887-0543

Address changes

Death Claims	Metropolitan Life P.O. Box 353 Warwick, RI 02887-0353

Investment division Transfers and Other Telephone Transactions and Inquiries	(800) 638-5000

Policy owners may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to Metropolitan Life, by telephoning or over the Internet (subject to restrictions on frequent transfers). To request a transfer or reallocation by telephone, Policy owners should contact their registered representative or contact Metropolitan Life at 1-800-638-5000. To request a transfer over the Internet, Policy owners may log on to the Metropolitan Life website at www.Metropolitan Life.com. Metropolitan Life uses reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions reasonably believed to be genuine are Policy owner’s responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about a Policy owner and their Policy, owners should protect that information. Metropolitan Life may not be able to verify that a Policy owner is the person providing telephone or Internet instructions, or that the owner has authorized any such person to act for them.

Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is a Policy owner’s, their service provider’s, their registered representative’s, or Metropolitan Life’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of requests. Although Metropolitan Life has taken precautions to help its systems handle heavy use, there can be no promise of complete reliability under all circumstances. If a Policy owner is experiencing problems, they should make their request by writing to Metropolitan Life’s Designated Office.

If Policy owner’s send their Premium payments or transaction requests to an address other than the one designated for receipt of such payments or requests, the Premium payment may be returned, or there may be a delay in applying the Premium payment or transaction to the Policy.

Cybersecurity

Metropolitan Life largely conducts its variable life insurance business through digital communications and data storage networks and systems that Metropolitan Life operates and its service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of Metropolitan Life’s variable life insurance policies). For example, many routine operations, such as processing Policy owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

Metropolitan Life has established administrative and technical controls and a business continuity plan to protect the company’s operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Metropolitan Life and the Separate Account, as well as individual Policy owners and their Policies. Metropolitan Life’s operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with Metropolitan Life’s processing of Policy transactions, including the processing of transfer orders from the company’s website or with the Portfolios; impact the company’s ability to calculate unit values; cause the release and possible destruction of confidential Policy owner or business information; or impede order processing or cause other operational issues. Although Metropolitan Life continually makes efforts to identify and reduce the company’s exposure to cybersecurity risk, there is no guarantee that it will be able to successfully manage this risk at all times.

CHARGES AND DEDUCTIONS

Premium Expense Charges

Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. A charge of 2% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see “Surrender Charge” ).

The amount of the sales load (whether from either the premium expense charge or upon surrender of the Policy) in any Policy year cannot be specifically related to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life’s general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges.

State Premium Tax Charge. An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state, and the 2% rate approximates the average tax rate expected to be paid on premiums from all states.

Special Rules. Special rules applied to the deduction of premium expense charges in the case of a payment of a premium for a Policy at its issue or within six months of its issue when such payment was made in a lump sum with all or a portion of the proceeds of a cash surrender from a non-flexible permanent life policy or an unmatured endowment policy issued by Metropolitan Life or any of its affiliates. Under such special rules, which applied only to the amount derived from such proceeds, Metropolitan Life waived the 4% premium expense charges. These special rules applied only if the surrendered policy a single owner policy on the life of the primary insured under the Policy being purchased. For purposes of computing the sales load, in the event that a lump sum consists of an amount derived from such proceeds and an amount not so derived, the lump sum will be treated as two separate payments, with the amount derived from proceeds being deemed as the first payment.

Transfer Charge

At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment division bear to the total amount transferred, when the requested transfer is effected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 would be deducted from the particular investment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each investment division from which amounts are transferred at the time of the transfer.

Monthly Deduction From Cash Value

The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see “Policy Benefits—Optional Insurance Benefits” ) and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed separately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under “Policy Benefits—Increases”.

The monthly deduction will be deducted as of each monthly anniversary commencing with the Date of Policy. It will be allocated among the Fixed Account and each investment division on the Separate Account on a Pro Rata Basis. See “Payment and Allocation of Premiums—Issuance of a Policy” regarding when insurance coverage starts under a newly issued Policy.

Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B than for those who have selected Death Benefit Option A (see “Policy Benefits—Death Benefits”), assuming the same specified face amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit under Option A remains constant while the death benefit under Option B varies with the cash value, cash value increases will generally reduce the term insurance amount under Option A but not under Option B. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see “Death Benefit Options—Minimum Death Benefit” ), then the cost of term insurance will vary directly with the cash value under both death benefit options.

If more than one rate class is in effect under a Policy (see “Rate Class”) the cost of term insurance will decrease if a Policy owner converts from Option A to Option B and will increase if a Policy owner converts from Option B to Option A.

Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation plans), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life’s expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will apply to all persons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time.

Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker investment division and a nonsmoker investment division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker investment division of a rate class will have a lower cost of term insurance than those in the smoker investment division of the same rate class.

If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or investment division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured’s rate class or investment division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

Monthly Policy Charges. During the first Policy year, there will be a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the Policy. The Base Administration Charge is equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above. After the first Policy year, the monthly administration charge is $5 per month for Policies with a specified face amount of $250,000 or more, $7 per month for Policies with a specified face amount of $100,000 to $249,999, and $9 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge will be determined by the specified face amount of the Policy at the time the monthly deduction is made. Thus, any change in the specified face amount of a Policy may result in a change in the monthly administration charge.

These charges will be used to compensate Metropolitan Life for expenses incurred in the administration of the Policy as a multifunded policy. The first year charge will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured’s risk class, and establishing Policy records. Metropolitan Life does not expect to derive a profit from these charges. If a Policy is surrendered in the first Policy year, the remaining Base Administration Charge for each of the full Policy months remaining in the first Policy year will be deducted from the cash value of the Policy in addition to any applicable surrender charge (see “Surrender Charge”).

Charges Against the Separate Account

Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated Ole., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and expense experience are accurate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however, if such estimates are inaccurate, Metropolitan Life could incur a loss.

Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see “Federal Tax Matters”).

Surrender Charge

A sales charge will be deducted in the form of a surrender charge from the cash value if the Policy is surrendered or terminated after a grace period during the first fifteen Policy years. A sales charge will also be deducted upon surrender or termination of a Policy during the first fifteen Policy years after an increase in the specified face amount of a Policy. In each case, the amount of the surrender charge is based on a charge per thousand dollars of specified face amount which varies with the Age of the insured at the time of the issue of the Policy or of the increase in the specified face amount and the death benefit option chosen at the time of issue or increase by the Policy owner. The surrender charges per thousand dollars of specified face amount are as follows:

Option A:

Age at Issue or Increase	Policy Years Since Issue or Increase
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
0-5	$3	$3	$3	$3	$3	$2	$2	$2	$2	$2	$1	$1	$1	$1	$1
6-10	3	3	3	3	3	2	2	2	2	2	1	1	1	1	1
11-20	3	3	3	3	3	2	2	2	2	2	1	1	1	1	1
21-25	3	3	3	3	3	2	2	2	2	2	1	1	1	1	1
26-30	4	4	3	3	3	3	3	2	2	2	2	1	1	1	1
31-35	7	6	6	6	5	5	5	4	4	3	3	2	2	1	1
36-40	8	7	7	7	6	6	5	5	4	4	3	3	2	1	1
41-44	10	9	8	8	7	7	6	6	5	4	4	3	2	2	1

Age at Issue or Increase	Policy Years Since Issue or Increase
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
45-50	12	12	11	10	10	9	8	7	7	6	5	4	3	2	1
51-54	15	15	14	13	12	11	10	9	8	7	6	5	4	3	1
55-59	18	17	16	15	14	13	12	11	10	9	8	6	5	3	2
60-69	22	21	20	18	17	16	15	13	12	11	9	7	6	4	2
70-79	22	21	20	18	17	16	15	13	12	11	9	8	6	4	2
80	22	21	20	18	17	16	15	14	13	12	10	9	8	6	3

Option B:

Age at Issue or Increase	Policy Years Since Issue or Increase
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
0- 5	$4	$4	$3	$3	$3	$3	$3	$2	$2	$2	$2	$1	$1	$1	$1
6-10	4	4	4	4	3	3	3	3	2	2	2	1	1	1	1
11-20	5	5	5	4	4	4	3	3	3	2	2	2	1	1	1
21-25	7	7	6	6	6	5	5	4	4	3	3	2	2	1	1
26-30	10	8	7	7	7	6	6	5	4	4	3	3	2	1	1
31-35	12	12	11	10	10	9	8	7	6	5	4	4	3	2	1
36-40	15	14	13	12	12	11	10	9	8	7	6	5	4	3	1
41-44	20	20	19	18	17	16	14	13	12	10	9	7	5	4	2
45-50	24	24	24	22	21	19	17	16	14	12	10	8	6	4	2
51-54	27	27	26	24	23	21	19	18	16	14	12	10	7	5	3
55-59	30	29	27	25	24	22	20	18	16	14	12	10	8	5	3
60-69	32	30	29	27	25	23	22	20	18	15	13	11	8	6	3
70-79	36	34	33	31	29	27	25	23	20	18	16	13	10	7	4
80	40	38	36	34	32	30	28	26	24	22	19	17	14	11	6

A total surrender charge at surrender or termination of a Policy will equal the sum of any surrender charge based on the specified face amount at issue and any surrender charges based on any increases in the specified face amount. Thus, a surrender charge may apply to a surrender made more than fifteen years after issue of a Policy where a specified face amount increase has occurred within fifteen years prior to the surrender. No surrender charge applies to any increase in the specified face amount resulting from a change in the death benefit option. Also, surrender charges are not reduced by a decrease in the specified face amount. No surrender charges are assessed against partial withdrawals or loans, but the amount of the applicable surrender charge indicated above which would be deducted (disregarding the effect of the excess sales charge limits discussed below) if the Policy were surrendered reduces the amount of cash value which may be withdrawn or borrowed.

For example, if a Policy owner who is 25 years old purchases a Policy with a specified face amount of $100,000 and chooses death benefit Option A, the surrender charge in year five, assuming no increases in the specified face amount, would be $300 ($3 x 100). If the Policy owner increases the specified face amount by $50,000 in year 10 (when the Policy owner is 35 years old), the surrender charge in year 15 would be $350, consisting of $100 ($1 x 100) relating to the specified face amount at issue, and $250 ($5 x 50) relating to the increase in the specified face amount. In year 20, the surrender charge would be $150, consisting of 0 relating to the specified face amount at issue (since the surrender takes place more than 15 years after the original issuance of the Policy), and $150 ($3 x 50) relating to the increase in the specified face amount.

During the first Policy year, in addition to the applicable surrender charge, the remaining monthly Base Administration Charges will also be imposed upon surrender of a Policy (see “Charges and Deductions—Monthly Policy Charges”).

Excess Sales Charge. With respect to the surrender or termination of a Policy during the first two Policy years after issue or after an increase in the specified face amount, the applicable surrender charge, together with all sales charges previously deducted from premium payments, may not exceed the sum of (i) 30% of premium payments in aggregate amount less than or equal to one guideline annual premium, plus (ii) 10% of premium payments in aggregate amount greater than one guideline annual premium but not more than two guideline annual premiums, plus (iii) 9% of each premium payment in excess of two guideline annual premiums. The cash surrender value of an in force Policy is not affected by these limits.

Guarantee of Certain Charges

Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the monthly administration charge, the surrender charge and the charge against the Separate Account for mortality and expense risks with respect to the Policies.

Other Charges

Fund Investment Management Fee. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fee for the investment management services as described more fully under “The Company, the Separate Account and the Portfolios,” above and in the prospectuses for the Portfolios. The net asset value of a Portfolios shares also reflects deduction of direct expenses from the assets of the Fund as more fully described in the prospectuses for the Portfolios.

Policy Rights

The description of rights under the Policy set forth below assumes that no riders are in effect. See Appendix B , for a discussion of how these rights may be affected by certain riders under the Policy.

Loan Privileges

Policy Loan. At any time, the Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy’s cash surrender value less the monthly deductions to the end of the Policy year, if greater). For situations where a Policy loan may be treated as a taxable distribution, see “Federal Tax Matters”.

Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

Interest. The interest charged on a Policy loan accrues daily. The interest rate is currently 8% per year. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Policy Loan Account.

Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy’s cash value in the accounts from which the transfer was made.

Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the fixed rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metropolitan Life. Presently, this charge is 2%. Thus, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

The Policy’s cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see “Policy Termination and Reinstatement”).

Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $50. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy’s cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy owner must designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

Surrender and Withdrawal Privileges

Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Life. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. No charge will be imposed on partial withdrawals. See “Charges and Deductions—Surrender Charge” for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see “Federal Tax Matters”.

Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see “Appendix B”). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Policy’s death benefit and cash value, both computed as of the surrender date.

Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy’s cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy’s cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see “Policy Benefits—Decreases”).

A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see “Policy Benefits—Decreases” _), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code rules (see “Premiums—Premium Limitations” _). A partial withdrawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

Exchange Privilege

During the first 24 Policy months following the issuance of the Policy, the Policy owner could have exercised the Policy exchange privilege, which would have resulted in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This would have, in effect, served as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge was imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner was permitted to subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in “Allocation of Premiums and Cash Value—Cash Value Transfers”.

In those states which require it, the Policy owner may have also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchanged any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy’s cash value was transferred to the general account of Metropolitan Life.

The Fixed Account

A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

Fixed Account Benefits

The Policy owner may select either death benefit Option A or B under the Policy and may change such option or the Policy’s specified face amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see “Policy Benefits—Standard Death Benefits”).

Fixed Account Cash Value

Net premiums allocated to the Fixed Account are credited to the Policy. Metropolitan Life guarantees that interest credited to each Policy owner’s cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. This is the rate that will be credited to the first $1,000 of cash value in the Fixed Account. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed. Account in excess of $1,000, subject to the following conditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Metropolitan Life may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy’s cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY’S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF $1,000 MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

The Policy’s cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anniversary does not fall on a Valuation Date.

Transfers, Withdrawals, Surrenders, and Policy Loans

Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see “Allocation of Premiums and Cash Value—Cash Value Transfers” and “Loan Privileges,” “Surrender and Withdrawal Privileges”).

Metropolitan Life reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see “Other Policy Provisions— Payment and Deferment” above). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

Other Policy Provisions

Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured’s death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner’s estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured’s lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the Validity of any increase in the death benefit after such increase has been in force during the insured’s lifetime for two years from its effective date.

Suicide. The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life’s liability with respect to such increase will be limited to the cost thereof.

Age and Sex. If the insured’s age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

Collateral Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee’s interest. Metropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof.

Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

However, Metropolitan Life may defer the determination, application or payment of any such amount or any transfer of cash value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.

Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life’s surplus.

The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the

Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to Premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a Policy will be classified as a modified endowment contract if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary Premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit Premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 591/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States Life insurance company is U.S. source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Overloan Protection Rider. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at thetime of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Other Policy Owner Tax Matters. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured’s attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s attained age 121.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of Premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the Cash Value is not income taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Internal Revenue Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy Cash Value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

In addition, the Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split- dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least somepurposes.

Any affected business contemplating the payment of a Premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Transfer of Issued Life Insurance Policies to Third parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.

MetLife’s Income Taxes

Under current Federal income tax law, MetLife is not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from Premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife is the owner of the assets from which the tax benefits are derived.

DISTRIBUTING THE POLICIES

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Th Policies are no longer offered for sale.

Commissions and Other Cash Compensation

The Policies were sold through licensed life insurance sales representatives:

•	That were formerly Registered with the Distributor (“formerly affiliated sales representatives”).

•	Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions and Other Compensation

Commissions to Formerly Affiliated Sales Representatives

Maximum commissions paid to formerly affiliated sales representatives are:

First Policy Year: The lesser of 60% of the Option A target premium; plus .3% of the excess of the premium paid over the Option A target premium; or $40 per $1000 of face amount of insurance issued.

Policy Years 2-4: 5% of premiums paid in the Policy year.

Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

Payments to Managers of Formerly Affiliated Sales Representatives

Our formerly affiliated field managers of formerly affiliated sales representatives received payments for the sale of the Policy. Payments to the field managers varied and depended on many factors including the commissions paid to the formerly affiliated sales representative who sold the Policy, the commissions paid to other formerly affiliated sales representatives the field manager supervised and the amount of proprietary and non-proprietary products sold by the formerly affiliated sales representatives that the field managers supervised.

Cash and Non-Cash Compensation

Formerly affiliated sales representatives and their managers (and the sales representatives and managers of our affiliates) may have been eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy’s cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation was based primarily on the amount of proprietary products sold. Proprietary products are products issued by Metropolitan Life and its affiliates. Formerly affiliated sales representatives had to meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with the Distributor and in order to be eligible for most of the cash compensation listed above. Formerly affiliated managers may have been eligible for additional cash compensation based on the performance (with emphasis on the sale of Proprietary products) of the sales representatives that the manager supervised. For some of our affiliates, managers may have paid a portion of their compensation to their sales representatives.

Formerly affiliated sales representatives and their managers (and the sales representatives and managers of our affiliates) were also eligible for various non-cash compensation programs that the Distributor offered such as conferences, trips, prizes, and awards. Other payments may have been made for other services that did not directly involve the sale of products. These services may have included the recruitment and training of personnel, production of promotional literature, and similar services.

In addition to the payments listed above, Metropolitan Life made certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

Receipt of the cash and non-cash compensation described above may have provided formerly affiliated sales representatives and their managers with an incentive to favor the sale of Proprietary products over similar products issued by non-affiliates.

Payments to Selling Firms

All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy . The compensation paid to selling firms for the sale of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to the sales made through formerly affiliated sales representatives.

Other Payments

We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the

Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

FINANCIAL STATEMENTS

You may find the financial statements of the Separate Account and the financial statements of MetLife in the Statement of Additional Information. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at                  . You can also request this information at no cost by calling                 or by sending an email request to                .

The performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 YEAR	5 YEAR	10 YEAR

AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 2)

American Funds Bond Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST) (CLASS A)

Brighthouse Asset Allocation 100 Portfolio

Brighthouse/Wellington Large Cap Research Portfolio

Clarion Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Value Portfolio

Loomis Sayles Growth Portfolio

MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Victory Sycamore Mid Cap Value Portfolio

A-1

TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 YEAR	5 YEAR	10 YEAR
BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) (CLASS A)

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio

Brighthouse/Wellington Balanced Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Metropolitan Life Aggregate Bond Index Portfolio

Metropolitan Life Mid Cap Stock Index Portfolio

Metropolitan Life MSCI EAFE(R) Index Portfolio

Metropolitan Life Russell 2000(R) Index Portfolio

Metropolitan Life Stock Index Portfolio

MFS(R) Total Return Portfolio

MFS(R) Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

A-2

TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 YEAR	5 YEAR	10 YEAR
Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

*	Annual expenses of this Portfolio reflect temporary fee reductions.

The fee and expense information regarding the Portfolios was provided by those Portfolios.

We are waiving the following amount of the Mortality and Expense Risk Charge: an amount equal to the underlying portfolio expenses that are in excess of [0.62%] for the investment division investing in the Oppenheimer Global Equity Portfolio (Class A).

The American Funds Insurance Series is not affiliated with Metropolitan Life.

[Updated performance information is available at [website address] and by calling telephone number].

A-3

APPENDIX B: OPTIONAL INCOME PLANS

The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account.

Option 1. Interest income

The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

Option 2. Installment Income for a Stated Period

Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

Option 2A. Installment Income of a Stated Amount

Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

Option 3. Single Life Income—Guaranteed Payment Period

Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

Option 3A. Single Life Income—Guaranteed Return

Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

Option 4. Joint and Survivor Life Income

Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life’s approval.

Choice of Income Plans. See “Policy Benefits—Optional Income Plans” and “Policy Rights —Surrenders” regarding how optional income plans may be chosen. When an income plan starts, a separate Policy will be issued describing the terms of the plan. Specimen policies may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life’s approval. A collateral assignment will modify a prior choice of income plan. The amount due to the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to he applies becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

Optional Insurance Benefits

Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

Disability Waiver Benefit. This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

Children’s Term Insurance Benefit. This rider provides term insurance on each insured child payable the child’s beneficiary if an insured child dies before the end of coverage on that child (generally at the child’s twenty-fifth birthday).

Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable the spouse’s beneficiary if the spouse dies prior to age 65 while the rider is in effect.

Each time a benefit payment is made, the death benefit under the Policy is reduced by the amount of the payment. In addition, the specified face amount, the cash value, the cash surrender value and any outstanding Policy loan are reduced by the same proportion as the benefit payment divided by the death benefit prior to the payment. Such reduction in the outstanding Policy loan is effected by deducting that proportionate amount from the monthly benefit payment.

The benefit payments under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which you can obtain, without charge, by calling our TeleService Center at 1-800-638-5000. You may also view and download the SAI, by visiting our website www.metlife.com.

For Division transfers and Premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000023054
Registration Statement No. 033-32813

UL II

FLEXIBLE PREMIUM

MULTIFUNDED LIFE INSURANCE POLICIES

Metropolitan Life Separate Account UL

Issued by Metropolitan Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION

(PART B)

                , 2021

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated                  , 2021 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to Metropolitan Life Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.

SAI-1

Page

GENERAL INFORMATION AND HISTORY	SAI-3
The Company	SAI-3
The Separate Account	SAI-3

DISTRIBUTION OF THE POLICIES	SAI-3

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES	SAI-4
Payment of Proceeds	SAI-4
Payment Options	SAI-4

ADDITIONAL INFORMATION ABOUT CHARGES	SAI-4
Group or Sponsored Arrangements	SAI-4

POTENTIAL CONFLICTS OF INTEREST	SAI-5

LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY	SAI-5

MISSTATEMENT OF AGE OR SEX	SAI-5

REPORTS	SAI-5

PERSONALIZED ILLUSTRATIONS	SAI-6

PERFORMANCE DATA	SAI-6

REGISTRATION STATEMENT	SAI-6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-7

FINANCIAL STATEMENTS	SAI-7

SAI-2

GENERAL INFORMATION AND HISTORY

The Company

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $                 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

The Separate Account

We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other polices impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.

DISTRIBUTION OF THE POLICIES

Our affiliate, MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166 (“Distributor”), serves as principal underwriter for the Policies. The Distributor is a Missouri corporation organized in 2000. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. The Distributor may enter into selling agreements with other broker- dealers (“selling firms”) and compensate them for their services. The Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.

The Policies are no longer offered for sale.

The Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2020	*	$0
2019	*	$0
2018	*	$0

SAI-3

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

Payment of Proceeds

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of death to the date we pay them.

Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

Payment Options

We pay the Policy’s death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at MetLife’s Designated Office” in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

The following payment options are available:

Option 1. Interest income

The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

Option 2. Installment Income for a Stated Period

Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

Option 2A. Installment Income of a Stated Amount

Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

Option 3. Single Life Income—Guaranteed Payment Period

Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

Option 3A. Single Life Income—Guaranteed Return

Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

Option 4. Joint and Survivor Life Income

Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

ADDITIONAL INFORMATION ABOUT CHARGES

Group or Sponsored Arrangements

The Policies were issued to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

SAI-4

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

POTENTIAL CONFLICTS OF INTEREST

The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY

Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten Premium payment for two years during the insured’s lifetime from receipt of the Premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured’s lifetime from its effective date.

MISSTATEMENT OF AGE OR SEX

If we determine, while the insured is still living, that there was a misstatement of age or (if the Policy is not unisex) sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit will be the amount which would be bought by the most recent Monthly Cost of Insurance, based on the insured’s correct age and, if the Policy is not unisex, correct sex.

REPORTS

We will send you an annual statement showing your Policy’s death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent periodic reports containing the financial statements of the Portfolios.

SAI-5

PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, Premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Division.

REGISTRATION STATEMENT

This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

SAI-6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL included in this Statement of Additional Information have been audited by [                    ], an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by [                    ], an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of [                    ] is [                                                     ].

FINANCIAL STATEMENTS

MetLife’s financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on MetLife’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

SAI-7

Part C. Other Information

Item 30. Exhibits

(Note: Some of the exhibits listed below are not available on the Commission’s EDGAR system, Registrant has not hyperlinked those Exhibits to the documents listed. See Securities Act Rule 411(d).)

(a)		Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		None

(c)	(i)	Form of Selected Broker Agreement (Incorporated herein by reference to the initial filing of this Registration Statement on Form S-6 (File No. 33-32813) on January 5, 1990).
	(ii)	Schedule of Sales Commissions (Incorporated by reference from “ “Distribution of the Policies” in the Statement of Additional Information.) (Filed Herewith.)

	(iii)	Form of Selected Broker Agreement (Incorporated herein by reference to Post- Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

	(iv)	Form of Retail Sales Agreement (Incorporated herein by reference to the Post- Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N- 6 (File No. 033-47927) filed April 26, 2006.)

	(v)	Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018 (incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E, File No. 333-52366/811-04001, filed April 23, 2019).

	(vi)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

	(vii)	Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post- Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)	Flexible Premium Multifunded Variable Life Policy (Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 33-32813) on April 6, 1990).

1

	(ii)	New York Endorsement to Flexible Premium Multifunded Life Insurance Policy (Incorporated by reference to the initial filing of this Registration Statement on Form S- 6 (File No. 33-32813) on January 5, 1990).

(iii)

Riders for Long-term Care and Accelerated Death (Incorporated by reference to the filing of Post-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 33-32813) on March 1, 1991).

(e)	(i)

Application Form for Flexible Premium Multifunded Life Insurance Policy and Form of Receipt and Temporary Insurance Agreement ((Incorporated by reference to the initial filing of this Registration Statement on Form S-6 (File No. 33-32813) on January 5, 1990).

(f)	(i)

Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to the filing of Post-Effective Amendment No. 2 to this Registration Statement on Form S- 6 (File No. 33-32813) on February 28, 1992).

	(ii)	Amendment to By-Laws (Incorporated herein by reference to the filing of Post- Effective Amendment No. 2 to this Registration Statement on Form S-6 (File No. 333- 32813) on February 28, 1992).

	(iii)	Restated Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6 (File No. 333- 40161) filed April 6, 2000.)

	(iv)	Amended and Restated By-Laws of Metropolitan Life (Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008.)

(g)	(i)	Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333- 83716) filed March 5, 2002.)

	(ii)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance Company (8/31/07) (Incorporation herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)

	(iii)	Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and metropolitan Life Insurance Company dated April 30, 2001. (Incorporated herein by reference to Metropolitan Separate Account E’s Registration Statement on Form N-4 (333- 52366) filed August 3, 2001.)

	(iv)	First & Second Amendments to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.)

	(v)	Amendments to the Participation Agreement with American Funds, (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N- 6 (File No. 033-57320) filed April 14, 2011.)

2

(vi)

Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

	(vii)	Amendment No. 4 to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company dated November 19, 2014. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Separate Account E’s Registration Statement on Form N-4 (333-176654) filed April 13, 2016.)

(viii)

Participation Agreement dated March  6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company,Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on FormN-4 on April 12, 2017, as incorporated herein by reference.

(ix)

Participation Agreement dated March  6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017, as incorporated herein by reference.

(h)		None
(i)		None
(j)

Opinion and consent of Counsel as to the legality of the securities being registered (Incorporated by reference to initial filing of this Registration Statement on Form S-6 (File No. 33-32813) on January 5, 1990).

(k)		None
(l)		None
(m)		Consent of Independent Registered Public Accounting Firm (To be filed by amendment)
(n)		None
(o)		None
(p)	(i)

Memoranda describing certain procedures filed pursuant to Rule 6e- 3(T)(b)(12)(iii) (Incorporated herein by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 33-32814) filed on April 6, 1990.)

(q)		Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated by reference to the filing the Registration Statement on Form S-3 (File No. 333-234816) filed on November 22, 2019.)

3

Item 31. Directors and Officers of Depositor

Name, Principal Occupation and Business Address	Position and Offices with Depositor

R. Glenn Hubbard

Chairman of the Board, MetLife, Inc.

Dean Emeritus and Russell L. Carson

Professor of Economics and Finance,

Graduate School of Business, and Professor

of Economics, Faculty of Arts and Sciences,

Columbia University

200 Park Avenue

New York, NY 10166

Chairman of the Board and a Director

Michel A. Khalaf President and Chief Executive Officer, MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grisé. Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166	Director

4

Name, Principal Occupation and Business Address	Position and Offices with Depositor

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup Inc. 200 Park Avenue New York, New York 10166	Director

William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director

James M. Kilts Founding Partner, Centerview Capital 3 Greenwich Office Park, 2nd Floor Greenwich CT 06831	Director

Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 101066	Director

Diana McKenzie Former Chief Information Officer at Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Denise M. Morrison Former President and Chief Executive Officer, Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Mark A. Weinberger Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166	Director

5

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166

Name	Position with MetLife

Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Karl Erhardt	Executive Vice President and Chief Auditor

Steven Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Office

John Dennis McCallion	Executive Vice President and Chief Financial Officer and Treasurer

William Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Patrik Ringstroem	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

6

MetLife, Inc. Organizational Chart 12-31-20

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

a)	PREFCO X Holdings LLC (CT)

b)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

1.	Plaza Drive Properties LLC (DE)

2.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

3.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	MTU Hotel Owner, LLC (DE) 13-5581829

23.	White Oak Royalty Company (OK)

24.	500 Grant Street GP LLC (DE)

25.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

26.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

27.	MetLife Retirement Services LLC (NJ)

28.	Euro CL Investments, LLC (DE)

29.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

30.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

31.	MetLife Properties Ventures, LLC (DE)

32.	Housing Fund Manager, LLC (DE)

33.	MLIC Asset Holdings LLC (DE)

34.	85 Broad Street Mezzanine LLC (DE)

35.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

36.	ML Bridgeside Apartments LLC (DE)

37.	MetLife Chino Member, LLC (DE)

38.	MLIC CB Holdings LLC (DE)

39.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

40.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

41.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

42.	1201 TAB Manager, LLC (DE)

43.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

44.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

45.	1001 Properties, LLC (DE)

46.	6104 Hollywood, LLC (DE)

47.	Boulevard Residential, LLC (DE)

48.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

49.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

50.	Marketplace Residences, LLC (DE)

51.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

52.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

53.	Haskell East Village, LLC (DE)

54.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

55.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

56.	ML Terraces, LLC (DE)

57.	Chestnut Flats Wind, LLC (DE)

58.	MetLife 425 MKT Member, LLC (DE)

59.	MetLife OFC Member, LLC (DE)

60.	MetLife THR Investor, LLC (DE)

61.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

62.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

63.	MetLife CB W/A, LLC (DE)

64.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

65.	10700 Wilshire, LLC (DE)

66.	Viridian Miracle Mile, LLC (DE)

67.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

68.	MetLife OBS Member, LLC (DE)

69.	MetLife 1007 Stewart, LLC (DE)

70.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

71.	MetLife Treat Towers Member, LLC (DE)

72.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

73.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

74.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

75.	Buford Logistics Center, LLC (DE)

76.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

77.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

78.	ML-AI MetLife Member 5, LLC (DE)

79.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

80.	MetLife ConSquare Member, LLC (DE)

81.	MetLife Ontario Street Member, LLC (DE)

82.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

83.	MetLife Member Solaire, LLC (DE)

84.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

85.	MetLife Property Ventures Canada ULC (Canada)

86.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

87.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

88.	MetLife Boro Station Member, LLC (DE)

89.	MetLife 8280 Member, LLC (DE)

90.	Southcreek Industrial Holdings, LLC (DE)

91.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

92.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

x)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

Item 33. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriter

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

General American Separate Account Two

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Life Separate Account One

Metropolitan Tower Life Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices With Underwriter

Derrick Kelson 11225 North Community House Road Charlotte NC, 28277	Director, Chairman of the Board, President and Chief Executive Officer

Elisabeth Bedore 1 MetLife Way Whippany, NJ 07981	Vice President, Chief Compliance Officer

Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Bradd Chignoli 501 Route 22 Bridgwater, NJ 08807	Director and Senior Vice President

Name and Principal Business Office	Positions and Offices With Underwriter

Charles Connery 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Dina Lumerman 501 Route 22 Bridgwater, NJ 08807	Director, Senior Vice President

Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President

Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer

Robin Wagner 200 Park Avenue New York, NY 10166	Legal Officer

(c)

Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$[•]	$[•]	$[•]	$[•]

Item 35. Location of Account and Records.

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166 MetLife, 18210 Crane Nest Drive, Tampa, FL 33647 MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166

Item 36. Management Services.

Not Applicable.

Item 37. Fee Representation.

The undersigned registrant hereby represents that the fees and charges deducted under the variable annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the registrant.

Signatures

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this Registration Statement to be signed on its behalf, in the township of Bergenfield, and state of New Jersey, on this 20th of November, 2020.

Metropolitan Life Separate Account UL

(Registrant)

BY: Metropolitan Life Insurance Company

(Depositor)

BY:	/s/ DINA LUMERMAN

Dina Lumerman
Senior Vice President

BY: Metropolitan Life Insurance Company
(Depositor)

BY:	/s/ DINA LUMERMAN

Dina Lumerman
Senior Vice President

Signatures

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on November 20, 2020.

Signature	Title

* R. Glenn Hubbard	Chairman of the Board and Director

* Michel A. Khalaf	President and Chief Executive Officer and Director

* John Dennis McCallion	Executive Vice President and Chief Financial Officer and Treasurer

* Tamara Schock	Executive Vice President and Chief Accounting Officer

* Cheryl W. Grisé	Director

* Carlos M. Gutierrez	Director

* Gerald L. Hassell	Director

* David L. Herzog	Director

Signature	Title

* Edward J. Kelly, III	Director

* William E. Kennard	Director

* James M. Kilts	Director

* Catherine R. Kinney	Director

* Diana McKenzie	Director

* Denise M. Morrison	Director

* Mark A. Weinberger	Director

*By: /s/ Robin Wagner Robin Wagner Attorney-in-Fact November 20, 2020

*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney .